SUPPLEMENT DATED MAY 24, 2006
TO THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS
Dated November 30, 2005

Please note the following important information with regard to Integrity Managed Portfolios:

The third full paragraph on page 47 of the Statement of Additional Information is replaced with the following:

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Distributor may pay a commission of up to 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE